CLAYMORE EXCHANGE-TRADED FUND TRUST

                          CLAYMORE/SABRIENT STEALTH ETF

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS FOR THE ABOVE LISTED FUND:

The following is hereby added to item 1 under "Index Construction" in the Fund's
Prospectus:

         All potential Index constituents whose financials suggest the increased likelihood of aggressive accounting practices (based on measurements that are a component of the Index Provider's proprietary methodology) are excluded from the Index. No more than 25% of the stocks in the Index may be from any single sector under the Standard & Poor's Global Industry Classification System.


                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


July 23, 2007